UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 31, 2010

Electro Rent Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA	91411-2501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 787-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Electro Rent Corporation, a California corporation (the “Company”), hereby amends its Current Report on Form 8-K dated April 2, 2010, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to our acquisition of Telogy, LLC (“Telogy”) in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information, respectively.

Item 9.01.              Financial Statements and Exhibits.

            (a)    Financial Statements of Businesses Acquired

The audited consolidated financial statements of Telogy as of and for the years ended December 31, 2009 and 2008 are filed as Exhibit 99.1 to this amendment and are included herein.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of February 28, 2010, the nine months ended February 28, 2010, and the fiscal year ended May 31, 2009 are filed as Exhibit 99.2 and is included herein.

(c)     Exhibits.  The following exhibits are filed with this Form 8-K.

Exhibit No.	Description

23.1	Consent of BDO Seidman, LLP, Independent Auditors of Telogy, LLC.

99.1	Audited consolidated financial statements of Telogy, LLC as of and for the years ended December 31, 2009 and 2008, and the related notes thereto.

99.2
Unaudited pro forma condensed combined balance sheet of Electro Rent Corporation and Telogy, LLC as of February 28, 2010, and the related unaudited pro forma condensed combined statements of operations for the fiscal year ended May 31, 2009 and for the nine months ended February 28, 2010, and the related notes thereto.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro Rent Corporation

Date: June 15, 2010	By:	/s/ Craig R. Jones
Craig R. Jones
Vice President and Chief Financial Officer